Cash and cash equivalents	12 Months Ended
Dec. 31, 2022
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Cash and cash equivalents
8.     Cash and cash equivalents

	2022	2021
Checking and saving accounts	$122,184	$210,818
Cash on hand	240	263

	$122,424	$211,081

Cash at checking and saving accounts, earned interest based on rates determined by the banks in which the instruments are held.
As of December 31, 2022, the cash and cash equivalents disclosed above and in the consolidated statement of cash flows include $7.3 million (2021: $12.9 million) that the Company has pledged from its checking and saving accounts to fulfill the collateral requirement.
As of December 31, 2022 and 2021, except for the cash pledged to fulfill collateral requirement, the Company’s cash and cash equivalents are free of restriction or charges that could limit its availability.